UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 27, 2003

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, P.O. Box 1615, Warren, New Jersey	07061-1615

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Item 12. Results of Operations and Financial Condition.
SIGNATURES
EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K
PRESS RELEASE

Item 12. Results of Operations and Financial Condition.

The following information, including the text of the press release attached as Exhibit 99.1 to this Form 8-K, is furnished pursuant to this Item 12 of Form 8-K. On October 27, 2003, The Chubb Corporation (Chubb) issued a press release announcing its results for the quarter ended September 30, 2003. A copy of the press release is attached as Exhibit 99.1 to this Form 8-K. In its earnings release and in the conference call to discuss its third quarter results scheduled to be webcast on October 28, 2003, Chubb presents, and will present, its results of operations in the manner it believes is most meaningful to investors, which includes certain measures that are not based on accounting principles generally accepted in the United States, as more fully described in the press release filed as Exhibit 99.1 to this Form 8-K and incorporated by reference into this Item 12 as if fully set forth herein.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: October 27, 2003	By:	/s/ Joanne L. Bober Name: Joanne L. Bober Title: Senior Vice President and General Counsel

EXHIBIT INDEX TO CURRENT REPORT ON FORM 8-K

DATED OCTOBER 27, 2003

Exhibit No.	Description

99.1	Press release dated October 27, 2003